UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

(a)

Palm Valley Capital Fund

Investor Class – PVCMX

ANNUAL REPORT
December 31, 2021

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of December 31, 2021

	Total Return				Annualized Return
	Inception	Quarter	YTD	1 Year	Since Inception
Palm Valley Capital Fund	4/30/19	0.04%	3.72%	3.72%	8.81%
S&P SmallCap 600 Index		5.64%	26.82%	26.82%	16.24%
Morningstar Small Cap Index		3.72%	16.21%	16.21%	14.19%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 3.44% and the net expense ratio is 1.31%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2022.

Bottom Feeding

“Without labor, nothing prospers.”
– Sophocles

January 1, 2022

Dear Fellow Shareholders,

Dirty Jobs was one of the most popular shows on cable TV from 2005 to 2012.  In each episode of the reality series, host Mike Rowe would engage in a typical workday for a job considered extremely difficult or gross to us armchair observers.  Some featured roles: roadkill cleaner, sewer inspector, alligator farmer, steel mill worker, sheep castrator, high-rise window washer, asphalt paver, and fish squeezer.  Dirty Jobs championed essential blue-collar workers and was a reminder that it’s not all sunshine and roses that makes our society function.  The show was canceled by Discovery Channel in November 2012, shortly after QE3 was launched.  The irony isn’t lost on us, as the financialization of the economy further usurps its lifeblood.  Mike Rowe has articulated America’s predicament well: “You’ve got a lot of very, very smart people standing by waiting for somebody else to do the work. Not a recipe for long-term solvency in my opinion.”

In our view, 2021 primarily featured three kinds of investors.  First, there were the blindly blissful who don’t recognize asset bubbles and enjoyed fabulous returns.  Many scored life-changing sums.  Some were burned when their speculative crypto, SPAC, meme stock, or options gambles went poof.  The next group of investors understands the mania

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but participated anyway and generally prospered.  Some carefully chose their spots with authentic diligence, but most just rode the liquidity tidal wave, in many cases from fear that rising inflation left them no alternative.  Lastly, there were risk-conscious investors like us whose 2021 performance was more pedestrian.  When record valuations and profits are soaring ever higher from the government’s money cannons and value is scarce, we’ll trade upside opportunity for downside mitigation.  The bigger the bubble, the bigger the ultimate mess.  Happy New Year.

For the quarter ending December 31, 2021, the Palm Valley Capital Fund inched higher 0.04% versus a 5.64% gain in the S&P SmallCap 600 and a 3.72% increase in the Morningstar Small Cap Index.  We were approximately 20% invested throughout the period and ended Q4 with 79% of assets held in cash.  For the full year, the Fund gained 3.72% compared to 26.82% for the S&P SmallCap 600 and 16.21% for the Morningstar Small Cap Index.  The lower quality Russell 2000 rose 14.78% in 2021.  The Fund returned less than its benchmarks due primarily to our cash position, and, to a lesser extent, our investment in silver.  The Fund’s other precious metal holdings, including gold, miners, and royalty and streaming businesses, added to 2021 performance.  The securities owned by the Fund gained 1.34% during the fourth quarter and 24.7% for the year.  We held a significant cash stake all year due to historically high valuations for small cap stocks.  We believe shareholders own the Palm Valley Capital Fund because you expect us to intelligently deploy capital when there are more undervalued investments available.

For investors looking back on the long bull market that commenced in March 2009, it may now feel like research is unnecessary, unrewarded, and more likely to reduce than enhance returns.  The free cash flow yield of the S&P 500 excluding financials is 3.4%—the lowest level since 2002.  Considering inflation, real free cash flow yields are negative and have never been lower.  In contrast to past periods, lofty multiples are currently being applied to record cash flows.  For the trailing twelve months, free cash flow for S&P 500 nonfinancial firms was 31% above pre-pandemic levels, which was also a record at the time.  It appears investors are no longer assuming there is a business cycle.  The largest five companies in the U.S. trade for 46x free cash flow or 57x if you remove the cash flow benefit of stock-based compensation.  Stock compensation expenses were 19% of these firms’ collective free cash flow.

Palm Valley’s investment process is consistent regardless of the backdrop, which today, in our judgment, is unappealing for anyone who cares about buying stocks for less than they’re worth.  For a company to enter our portfolio, it must be trading at a price that we expect will enable us to earn a double-digit return (no guarantees).  Many investors have lowered their required return thresholds to justify paying higher stock prices, which we view as a slippery slope.  Palm Valley does not adopt the Street’s method for forming equity discount rates for the following reasons:

•
We believe low interest rates are artificial and have been suppressed by central banks.  We assume one day this won’t be possible, with inflation as a potential foil to reckless monetary and fiscal policy.

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•
While investors have used lower rates as a basis for reducing their required returns, they have generally maintained their growth assumptions.  What would economic growth be like without the firehose of stimulus and deficit spending?

•	We would argue that the risk premium (extra return over risk-free rates) investors demand should be higher now, given additional leverage and other systematic risks.

•
Unlike many investment professionals, we don’t typically reward firms for leveraging their balance sheets.  While it’s straightforward to calculate the value of a tax shield from borrowing in a low-rate environment, most analysts ignore the loss of flexibility and heightened financial risk that comes from debt.  Palm Valley’s approach is to value unleveraged cash flows and subtract net borrowings.  If a company has too much debt, we avoid it.

•
Absolute return investors should not rely on relative return arguments for owning assets.  We won’t justify irrational stock prices by comparing them to bonds—another distorted asset class offering scant returns.

We follow a large number of small cap businesses.  This maintenance work is time-intensive and consists of reviewing hundreds of quarterly conference calls and earnings reports for micro and macroeconomic insights.  Nevertheless, it enables us to maintain a list of stocks with relatively updated valuations, which can prove beneficial when there are company-specific events or market swoons that push prices below fair value.  We can act quickly.

Current small cap valuations are extraordinary and exceed previous market peaks.  A primary difference between today and past cycles is the number of unprofitable companies.  Although valuations for profitable smaller firms appear less extreme and even below those during the credit bubble peak, this is due to record profitability, particularly for financial companies.  Within the Russell 2000, the median net margin for profitable firms is 9.9% compared to 7.9%

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during the July 2007 market peak of the prior cycle.  The median small cap financial company margin is 27.0% today versus 13.9% in July 2007!  Current arguments for the relative attractiveness in the valuation of small cap value over small cap growth indexes should take into consideration the abnormally high profitability of the banking industry.

Underlying causes aside, as value investors, we have been grateful for transitory periods of small cap weakness such as early 2016, December 2018 or Spring 2020.  We invested a significant portion of the Fund quickly in March of 2020.  However, the small cap market’s fleeting corrections have not been sufficient for a broad valuation reset.  Today, it’s slim pickings in small cap land with almost half of nonfinancial companies losing money and most of the other half priced at levels that suggest extremely low future returns.  For many of the firms currently trading at the lowest multiples, ranging from RV producers to shoe retailers, we believe earnings are above normalized levels.

Besides keeping fresh on the businesses comprising our possible buy list, we’re turning over a lot of rocks.  Although we believe observing patiently from the sidelines can be a sensible approach for addressing an equity bubble, we’re value hunters at heart, and it’s our desire to find good ideas when they are available.  In light of extreme valuations, one way to identify new companies that might qualify as portfolio candidates is to peruse those stocks trading near their 52-week lows.  It’s a dirty job, but we’re not above wading around in the muck to find an overlooked, unpolished gem.  What could be more contrarian than scavenging the poor, huddled masses withering near their lowest share prices in twelve months?

Well, the 52-week low list is not what it used to be.  A 500%+ gain in small cap equities from the 2009 trough will do that.  We believe the sharp market decline during the Spring 2020 COVID lockdowns primarily corrected severe overvaluation as opposed to presenting a fire sale on equities.  There were certainly discounts, but they evaporated quickly.  During the past quarter, the number of stocks hitting 52-week lows shot higher in November, which normally would be a promising signal for bargain hunters.  However, many of these stocks were comping strong prices from twelve months earlier when small cap benchmarks were achieving new records.

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There may be a stronger chance of finding truly out of favor names by comparing current prices to those experienced during the onset of the pandemic.  While many profitless biotechs were routed in 2021, the number of higher quality companies trading for less than the trough prices they reached between February and April of 2020 remains subdued.  This explains the significant outperformance of the S&P SmallCap 600 over the Russell 2000 in 2021.  The SmallCap 600 requires its constituents to be profitable upon admission into the index.

Many of the poorest performing small cap stocks over the last year are still expensive, in our opinion.  A significant percentage are uninvestable for Palm Valley for various reasons, such as their balance sheet (bad) or business model (consistently losing money).  Researching a depressed name is an exercise in determining whether the business issues are appropriately priced into the shares.  It takes time, and investment analysts must become comfortable recognizing a sunk cost and moving on.  Some investors prefer to stick with Buffettesque compounders that have served them well, even at this stage of the cycle, where it seems no price is too dear for such names.  The Big Apple is no longer NYC, it’s AAPL—with a P/E of 32x and a $3 trillion market cap.  Conversely, we’re often in the weeds on contrarian ideas in unpopular industries in hopes of finding value with a reasonable margin of safety.

Canvassing the small cap lows list is more perilous than searching for larger capitalization underperformers, since the issue of business viability is more pertinent.  Unfortunately, if you upgrade in size and quality from small caps to the S&P 500, it’s a desert for cheap, defeated stocks.  Large cap companies with share prices that have appreciated the least from their 52-week lows are, on average, trading near the highest valuations since the Fed began sponsoring asset inflation.  It’s a tough time to be a bottom feeder.

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Nevertheless, like Lloyd Christmas with his signature bowl cut from Dumb and Dumber…we’re telling you there’s a chance.  Several of the names owned by the Palm Valley Capital Fund are within striking distance of multiyear lows.  Our portfolio is skewed toward beaten down names because they are more likely to be trading for reasonable valuations, in some cases because they aren’t part of popular U.S. benchmarks.  While the Fund’s median market cap is below $2 billion, as of December 31st, we held only two names that were members of the Russell 2000 Index.

One of the index constituents we own is Crawford & Co. (tickers: CRD/A, CRD/B), which isn’t far from its recent lows.  Crawford is one of the world’s largest providers of claims management and outsourcing solutions to insurance carriers and corporations.  Crawford’s stock is trading for 6x our estimate of normalized operating profit, which is a fraction of the multiple of other profitable small caps.  Crawford’s shares have frequently received a controlled company discount, but the current disparity is as wide as ever.  During the quarter, an activist shareholder sold his position back to the firm after failing to gain a seat on the board.  Crawford was also removed from MSCI US Indexes at the end of November, creating significant price agnostic selling pressure in a stock without fabulous liquidity.  There is minimal sell side coverage.  The company’s third quarter earnings were less than some expected, partly because other economies have not bounced back as quickly from COVID due to ongoing lockdowns and less stimulus than the U.S.  Crawford has meaningful global exposure and had maintained its international cost structure in anticipation of a quicker recovery.  Less economic activity means fewer insurance claims and less business for Crawford.  Lastly, the company spent over 20% of its market cap on acquisitions from August to October but failed to adequately communicate the high margins of the targets, leading investors to assume management may have overpaid.

We do not believe a cursory examination of Crawford’s financials is sufficient to understand and value the business.  First, the company’s claims volumes are impacted by severe weather.  Major hurricanes bolster results but are not predictable.  Second, Crawford’s former Legal and Settlement Administration segment (Garden City) accounted for a majority of profitability in the years following the 2010 Deepwater Horizon oil spill but transitioned to losses by 2017 and was sold in 2018.  Restructuring actions have delivered improvement in the company’s core insurance claims and third-party administration businesses, but these trends have been masked by the cash flow tail from

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Deepwater Horizon as well as fluctuating hurricane activity, which peaked in 2017 (Harvey, Maria, Irma) and 2018 (Michael, Florence).  Lastly, Crawford has spent the years since the credit crisis de-risking its defined benefit pension plans by reducing equity exposure and making material contributions to improve the funded status.  These pension contributions weighed on cash flow but have decreased as the company’s U.K. pension is fully funded and the frozen U.S. plan’s underfunding has diminished.

For these reasons, it is important for investors to normalize Crawford’s results.  We adjust for the historical impact of the disposed Legal Administration business and discretionary pension contributions to assess the firm’s core cash generation.  Excluding pension contributions, the company’s three-year average free cash flow exceeds $50 million, while Crawford’s market cap is less than $400 million.  We believe the shares, with a dividend yield over 3%, are trading at a meaningful discount to fair value, so Crawford is one of the largest positions in the Fund.

During the fourth quarter we took advantage of weakness in the precious metal and energy sectors to acquire two small new positions that we believe are selling at attractive prices relative to their strong, asset heavy balance sheets: Alamos Gold (ticker: AGI) and Dril-Quip (ticker: DRQ).  Alamos Gold is a Canadian-based intermediate gold producer with three mines in production: the Young-Davidson and Island Gold mines in Canada and the Mulatos mine in Mexico.  It is a previous Fund holding that we have continued to monitor.  Alamos has a very strong balance sheet with $2.7 billion in tangible book value ($6.80 per share), over $200 million in cash, and no debt.  At our acquisition price under $7 per share, Alamos Gold was selling at a discount to our adjusted net asset valuation, which includes an upward adjustment to its Island Gold mine.  Alamos bought Island Gold in 2017 for $600 million and has doubled the mine’s gold reserves since purchase.  At current gold prices, we expect Alamos to generate near record earnings and to be able to fund its growth projects with internally generated free cash flow.

PALM VALLEY CAPITAL FUND

Founded in 1981, Dril-Quip manufactures drilling and production equipment that is used in deepwater energy exploration and production.  Dril-Quip’s customers include major integrated and foreign national oil and gas companies such as Chevron, Shell, Exxon, Murphy, and Petrobras.  Similar to most energy equipment and service companies, Dril-Quip performed wonderfully during the energy boom that peaked in 2014.  Revenues, operating income, and free cash flow benefited tremendously from bloated E&P budgets and the focus on production growth.  Of course, oil prices eventually collapsed in 2014 from $110 per barrel to $29 in 2016, with oil briefly turning negative in 2020!  During this time, energy companies reduced their capital expenditures considerably, driving down Dril-Quip’s revenues and earnings.

Dril-Quip’s balance sheet is extraordinary with nearly a billion dollars of tangible book value ($26.90 per share).  The majority of the company’s assets are liquid with net working capital exceeding $20 per share, including more than $10 per share in cash.  Although we can’t precisely predict when deepwater energy exploration and production will rebound, there are signs that offshore activity has bottomed and may increase in 2022.  We believe Dril-Quip’s balance sheet provides us with a sufficient margin of safety and the necessary liquidity to take advantage of improving industry conditions.

During the quarter we sold SSR Mining (ticker: SSRM) and TreeHouse Foods (ticker: THS).  We exited SSR Mining after the shares appreciated above our fair value estimate.  In November, TreeHouse Foods revised its earnings and free cash flow forecast well below our estimates.  Food companies continue to struggle in the current inflationary environment.  While we believe TreeHouse will eventually succeed in passing on rising costs, we determined our initial normalized free cash flow estimate was too optimistic.  The reduction in cash flow will also limit efforts to deleverage.  After revising our assumptions, our valuation of TreeHouse declined below its stock price.  We sold the position for a small gain.

The Fund had two positions that detracted from its 2021 return: the Sprott Physical Silver Trust (ticker: PSLV) and WH Group (ticker: WHGLY).  It was not a fun year to be a member of the Hong Kong Hang Seng Index even if you weren’t a technology company targeted by the Chinese government or a property developer.  WH Group is trading at its lowest price since its public listing in 2014.  The stock was adversely impacted by drama in the executive suite in 2021, and volatility in global hog prices dealt a temporary setback to earnings.  Nevertheless, WH remains highly profitable with a very strong packaged

PALM VALLEY CAPITAL FUND

meats business that has leading market shares in China and the U.S. (Smithfield).  We don’t believe WH has the drawbacks of VIE ownership structures used by businesses like Alibaba.  A majority of the company’s assets are located in the U.S.  WH Group is trading for around 5x normalized operating profit.  In comparison, one of the companies with the highest valuations (>100x) in the Hang Seng Index is electric vehicle maker BYD, which is 20% owned by Berkshire Hathaway.  WH Group is projected to generate over 50% more income in 2022 than Hormel (ticker: HRL), a leading U.S. food company specializing in meats, but it is valued at barely one-third the price.  We believe WH Group’s shares are a bargain for investors willing to entertain exposure to China.

Although precious metals experienced modest gains in the fourth quarter, it was a trying year for gold and silver investors.  The U.S. experienced its highest inflation in 40 years, the largest federal budget deficits ever, deeply negative real interest rates, and ongoing Quantitative Easing by the Fed.  Yet, precious metals declined.  Some gold and silver investors are reacting to expectations of tighter monetary policy, as the Federal Reserve has begun its taper of asset purchases and has indicated a plan to begin raising interest rates in 2022.  Of course, monetary conditions will remain looser than almost any prior time in U.S. history.  In a not-so-surprising contradiction, the stock market has had a muted reaction to the Fed’s tapering announcements, with large caps continuing to trade near all-time highs.

For any investment, it is frustrating when your main catalyst occurs, but you don’t get the expected outcome.  After years of Fed-induced asset inflation, stimulus spending caused the budget deficit to explode in 2020 and 2021, which incited a sharp rise in broad inflation across the U.S. economy.  Gold and silver shrugged, leading many to conclude that precious metals have lost their luster and that crypto and stocks make better inflation hedges.  It’s too early to tell if 2022 will bring more of the same inflationary conditions, as the Build Back Better plan appears to be on shaky ground in Congress.  We welcome fiscal prudence but ultimately have little faith in politicians or the Fed to make decisions that are in our nation’s long-term best interest.  If we actually experience a real tightening of monetary and fiscal policy that adversely impacts precious metals, we would also expect and welcome considerably lower equity valuations.  Along with many others, we’re confident that “hawkish” words and actions will be rapidly reversed when asset prices begin to crack.  However, at some point, the rescue attempt will fail, when investors finally realize you can’t print and spend your way to prosperity.  We believe the long-term outlook for gold and silver are positive.

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The three positions contributing most to the Fund’s 2021 return were Protective Insurance (ticker: PTVCB), SSR Mining, and Coterra Energy (ticker: CTRA).  On February 16th, 2021, The Progressive Corporation announced the acquisition of Protective Insurance for a 63% premium to the 30-day average trading price.  We owned Protective since the Fund’s inception and had been encouraged by gradual progress made on reducing the firm’s combined ratio, which in the fourth quarter of 2020 finally broke below 100%, representing underwriting profitability.  Industry conditions for commercial trucking insurers are very challenging because of nuclear jury awards.  However, Protective and many of its peers have been aggressively raising premiums and stepping away from undesirable risks.  The stock was at 0.6x tangible book value and had not responded positively to improving fundamentals or announcements indicating the possibility of strategic alternatives.  We find it ironic that it took a takeover at a large premium for Protective’s stock to basically mimic what most other small caps have done anyway since the November 2020 election.

The majority of the Fund’s gains on SSR Mining came during the fourth quarter, when precious metals firms rallied in November.  Given our strict investment discipline, we sold SSR Mining when the stock appreciated to our intrinsic value estimate.  The miner is generating meaningful free cash flow.

Coterra Energy, which was known as Cabot Oil & Gas before its merger with Cimarex Energy, was the Fund’s largest contributor in Q3, when rising natural gas prices fueled Cabot Oil’s share appreciation.  Based on our analysis of energy companies on our possible buy list, we believe natural gas producers continue to be disciplined with capital investment.  While we had reduced our weighting as the valuation gap closed, the shares gave back gains in Q4 as natural gas prices fell sharply on above average temperatures.

……………………………………………………………………………………………………………………………………………………………………………………………………

Mike Rowe has said his favorite person from over 300 Dirty Jobs he filmed was a Las Vegas pig farmer who has been likened to a cross between Old MacDonald and Jed Clampett.  Bob Combs opened R.C. Farms in 1963 with a unique business model based on collecting uneaten food scraps from Vegas casino buffets, turning them into stew, and feeding them to his hogs.  Rowe writes, “For 50 years, Bob has brought his pigs to market with Vegas house money.”  In 2009, owners in a nearby new Vegas housing development sued the builders for not disclosing the pungent smell wafting from R.C. Farms.  Combs told the Los Angeles Times, “It don’t bother me. To me, it’s like walking past a bakery.”  The family’s dedication to reducing waste led them to develop a major recycling operation in the city led by Combs’ sons.  Bob Combs retired and sold R.C. Farms in 2017 to Vegas real estate developers for $23 million, but the family constructed a modern pig farm farther north of the city, where neighbors are less likely to complain.

Bob Combs at R.C. Farms. Photo from Las Vegas Sun.

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Investors talk a lot about competitive advantages.  Bob Combs had a competitive advantage in costs that enabled him to thrive in a tough line of work.  In today’s equity market, the easiest job may be to recite the clearcut competitive advantages of firms like Apple, Google, or Microsoft.  While MBA-trained investors take comfort in companies with the strongest competitive moats, few worry themselves with whether their own investment process offers anything unique.  In a 2008 TED Talk, Mike Rowe described how Bob Combs’ success came from capitalizing on a contrarian opportunity: “He stepped back and watched where everybody was going, and he went the other way.”  After a nine-year hiatus, Dirty Jobs returns to Discovery Channel this month.  As we enter 2022, you will hear that cash is trash, gold is a worthless relic, and the 52-week lows list is for misguided bottom feeders.  In the investment management business, far too many participants care more about the optics of what they own than the inherent value.  If the crowd finds it vile, it may be worthwhile.

Thank you for your investment.

Sincerely,

Jayme Wiggins	Eric Cinnamond

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.  Exposure to the commodities markets may subject the investment to greater volatility.

Before investing in the Palm Valley Capital Fund, you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. The Prospectus contains this and other important information and it may be obtained by calling 904-747-2345. Please read the Prospectus carefully before investing.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.  Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a full list of holdings information.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

The S&P SmallCap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.  Opinions expressed are those of the author, are subject to change at any time, are not guaranteed and should not be considered investment advice.

Definitions:
Cash flow: Short for Free Cash Flow.
Crypto: Short for cryptocurrency, which is a digital currency in which transactions are verified and records maintained by a decentralized system using cryptography.

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E&P (Exploration & Production): The upstream segment of the oil and gas industry, including finding and extracting oil and gas.
EBIT: Earnings Before Interest and Taxes (i.e. operating income).
Enterprise Value: Market Cap plus total debt minus cash and equivalents, adjusting for noncontrolling interests.
EV/EBIT: EV/EBIT represents the Enterprise Value of a company (Market Capitalization – Cash + Debt) divided by its trailing twelve-month Earnings Before Interest and Taxes (i.e. operating income).
Free Cash Flow (FCF): Equals Cash from Operating Activities minus Capital Expenditures.
Free Cash Flow Yield: Equals Free Cash Flow divided by Market Capitalization.
Hang Seng Index: A market capitalization-weighted index of large public companies in Hong Kong.
MSCI US Indexes: A series of U.S. equity indexes based on market capitalization, including the MSCI Small Cap 1750 Index and the MSCI US Investable Market 2500 Index.
Meme stock: Stocks experiencing significant increases in trading volume, typically driven by social media.
Net Asset Value (NAV): The value of an entity’s assets minus its liabilities.
Net working capital: The difference between a company’s current assets and current liabilities.
Price/Earnings Ratio (P/E): A stock’s price divided by its earnings per share.
Price/Free Cash Flow: Market Capitalization divided by Free Cash Flow.
QE3: The third round of U.S. Quantitative Easing, which is a monetary policy where a central bank purchases government bonds or other financial assets to create liquidity in an economy.
Russell 2000: The Russell 2000 Index is an American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
S&P 500: The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies.
SPAC (Special Purpose Acquisition Company): A publicly traded company created to acquire an existing publicly traded company.
Tangible book value: Shareholders’ equity, or total assets excluding goodwill and other intangibles minus total liabilities.
VIE (Variable Interest Entity): A business structure where an investor has a controlling interest but lacks a majority of the voting rights.

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Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of December 31, 2021

	1 Year	Since Inception(1)
Palm Valley Capital Fund	3.72%	8.81%
S&P SmallCap 600 Index(2)	26.82%	16.24%

(1)	Inception date of the Fund was May 1, 2019.
(2)	The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

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Expense Example (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2021)	(7/1/2021)	(12/31/2021)	(7/1/2021 to 12/31/2021)
Investor Class
Actual(2)	1.25%	$1,000.00	$ 989.80	$6.27
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.90	$6.36

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2021 through December 31, 2021, of -1.02% for Investor Class.

PALM VALLEY CAPITAL FUND

Allocation of Portfolio (Unaudited)
As of December 31, 2021
(% of Net Assets)

Top 10 Equity Holdings(1) (Unaudited)
As of December 31, 2021
(% of Net Assets)

Sprott Physical Silver Trust	3.47%
Crawford & Company, Class A & Class B	3.47%
Amdocs, Ltd.	3.08%
Sprott Physical Gold Trust	1.98%
WH Group Ltd.	1.70%
Osisko Gold Royalties Ltd.	1.52%
Coterra Energy, Inc.	1.48%
Natural Gas Services Group	1.23%
Vilder Water Resources, Inc.	0.74%
Triple Flag Precious Metals Corporation	0.64%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

PALM VALLEY CAPITAL FUND

Schedule of Investments
December 31, 2021

	Shares	Value
COMMON STOCKS – 20.85%

Agencies, Brokerages, and
Other Insurance Related Activities – 3.47%
Crawford & Company, Class A	315,292	$2,361,537
Crawford & Company, Class B	52,723	394,895
		2,756,432
Agriculture, Construction,
and Mining Machinery – 0.41%
Gencor Industries, Inc. (a)	28,293	326,218

Computer Systems Design Services
and Related Services – 3.08%
Amdocs Ltd.	32,699	2,447,193

Food-Meat Products – 1.70%
WH Group Ltd. – ADR	107,539	1,352,841

Oil and Gas Extraction – 1.48%
Coterra Energy, Inc.	61,841	1,174,979

Oil and Gas Field Machinery and
Equipment Manufacturing – 0.52%
Dril-Quip, Inc. (a)	21,131	415,858

Precious Metals – 8.22%
Alamos Gold, Inc. (b)	63,109	485,308
Osisko Gold Royalties Ltd. (b)	98,891	1,211,415
Sprott Physical Gold Trust (a)(b)	109,484	1,572,191
Sprott Physical Silver Trust (a)(b)	344,057	2,759,337
Triple Flag Precious Metals Corp. (b)	42,385	508,620
		6,536,871
Support Activities for Mining – 1.23%
Natural Gas Services Group, Inc. (a)	93,692	980,955

Water Sewage and Other System – 0.74%
Vidler Water Resources, Inc. (a)	48,645	587,632
Total Common Stocks
(Cost $16,270,673)		16,578,979

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Schedule of Investments – Continued
December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENTS – 78.40%

Money Market Fund – 78.40%
First American Treasury Obligations Fund, Class X, 0.01% (c)(d)	62,348,844	$62,348,844
Total Short-Term Investments
(Cost $62,348,844)		62,348,844

Total Investments
(Cost $78,619,517) – 99.25%		78,927,823
Other Assets in Excess of Liabilities – 0.75%		592,522
Total Net Assets – 100.00%		$79,520,345

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Investments, at value (Cost $78,619,517)	$78,927,823
Receivable for Fund shares sold	696,883
Dividends and interest receivable	16,185
Prepaid expenses and other receivables	20,554
Total assets	79,661,445

LIABILITIES:
Payable for Fund shares redeemed	49,915
Payable to Adviser	9,122
Payable for audit fees	18,000
Payable for fund administration and fund accounting fees	16,984
Payable for transfer agent fees and expenses	16,757
Distribution fees payable	16,753
Payable for compliance fees	2,063
Payable for custodian fees	1,764
Accrued expenses and other liabilities	9,742
Total liabilities	141,100

NET ASSETS	$79,520,345

NET ASSETS CONSIST OF:
Paid-in capital	$78,928,447
Total distributable earnings	591,898
Total net assets	79,520,345

Investor Class
Shares
Net assets	$79,520,345
Shares issued and outstanding(1)	6,692,881
Net asset value, offering, and redemption price per share(2)	$11.88

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $3,086)	$173,338
Interest income	8,678
Total investment income	182,016

EXPENSES:
Investment advisory fees (See Note 3)	450,205
Distribution fees (See Note 5)	125,057
Fund administration and fund accounting fees (See Note 3)	102,531
Transfer agent fees (See Note 3)	67,887
Federal and state registration fees	34,459
Legal fees	28,518
Audit fees	18,000
Trustees’ fees (See Note 3)	13,594
Compliance fees (See Note 3)	12,328
Reports to shareholders	11,603
Custodian fees (See Note 3)	9,007
Sub-transfer agent fees	8,956
Other	7,346
Total expenses before waiver/reimbursement	889,491
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(264,206)
Net expenses	625,285
NET INVESTMENT LOSS	(443,269)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,831,735
Foreign currency transactions	(108)
Net realized gain	1,831,627
Net change in unrealized appreciation/depreciation on investments
Investments	(562,262)
Foreign currency translation	37
Net change in unrealized appreciation	(562,225)
Net realized and change in unrealized gain (loss) on investments	1,269,402
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$826,133

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment loss	$(443,269)	$(57,958)
Net realized gain on investments and foreign currency transactions	1,831,627	1,133,849
Change in unrealized appreciation/depreciation on investments
and foreign currency translation	(562,225)	851,939
Net increase in net assets resulting from operations	826,133	1,927,830

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,535,165)	(644,269)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	55,626,816	18,667,229

NET INCREASE IN NET ASSETS	54,917,784	19,950,790

NET ASSETS:
Beginning of year	24,602,561	4,651,771
End of year	$79,520,345	$24,602,561

(1)	A summary of capital shares is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2021		December 31, 2020
SHARE TRANSACTIONS:
Investor Class	Shares	Amount	Shares	Amount
Issued	5,333,242	$64,697,067	1,708,775	$19,346,177
Issued to holders in
reinvestment of dividends	109,635	1,302,461	51,922	606,446
Redeemed	(855,621)	(10,377,709)	(117,180)	(1,285,911)
Redemption fees	—	4,997	—	517
Net increase in shares outstanding	4,587,256	$55,626,816	1,643,517	$18,667,229

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Financial Highlights

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$11.68	$10.07	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	(0.11)	(0.06)	0.05
Net realized and unrealized gain on investments	0.54	1.99	0.09
Total from investment operations	0.43	1.93	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.04)
Net realized gains	(0.23)	(0.32)	(0.03)
Total distributions	(0.23)	(0.32)	(0.07)
Redemption fees	0.00 (4)	0.00 (4)	—
Net asset value, end of period	$11.88	$11.68	$10.07

TOTAL RETURN(5)	3.72%	19.12%	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$79,520	$24,603	$4,652
Ratio of gross expenses to average net assets:
Before expense waiver/reimbursement(6)	1.78%	3.38%	7.25%
After expense waiver/reimbursement(6)	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	(0.89)%	(0.51)%	0.79%
Portfolio turnover rate(5)(7)	82%	196%	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements
December 31, 2021

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$16,578,979	$—	$—	$16,578,979
Short-Term Investments	62,348,844	—	—	62,348,844
	$78,927,823	$—	$—	$78,927,823

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the year ended December 31, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
January 2023 – December 2024	$264,206
January 2022 – December 2023	$241,983
June 2021 – December 2022	$144,398

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC, is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax years since the commencement of operations.

As of December 31, 2021, the components of distributable earnings on a tax basis were:

Tax cost of investments*	$78,689,990
Gross unrealized appreciation	$1,135,358
Gross unrealized depreciation	(897,525)
Net unrealized depreciation	237,833
Undistributed ordinary income	354,017
Undistributed long-term capital gain	—
Other accumulated loss	48
Total distributable earnings	$591,898

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

As of December 31, 2021, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31. For the taxable period ended December 31, 2021, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2021, the following table shows the reclassifications made:

Distributable
Earnings	Paid-In Capital
$ —	$ —

The tax character of distributions paid for the years ended December 31, 2021 and December 31, 2020 were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2021	$1,317,449	$217,716	$1,535,165
2020	644,269	—	644,269

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. For the year ended December 31, 2021, the Investor Class incurred expenses of $125,057 pursuant to the Plan.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2021

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2021, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	18,275,241	8,255,396

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2021, two beneficial ownership accounts owned 53.88% of the outstanding shares of the Fund. As of December 31, 2021, affiliates of the Advisor held 8.88% of the Fund.

8.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

PALM VALLEY CAPITAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Palm Valley Capital Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Palm Valley Capital Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2021

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 22, 2021 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Palm Valley Capital Fund (the “Fund”), and Palm Valley Capital Management, LLC (“Palm Valley”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Palm Valley to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Palm Valley provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Palm Valley included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Palm Valley, including Palm Valley’s portfolio manager and other personnel, and the investment practices and techniques used by Palm Valley in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Palm Valley and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Palm Valley’s profitability and economies of scale; and (v) other ancillary or “fall-out” benefits Palm Valley and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met on June 24, 2021 with Fund Services and counsel to discuss the materials that had been furnished by Palm Valley in response to the information requests.  The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Palm Valley furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Palm Valley, and compliance and operational matters related to the Fund and Palm Valley.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Palm Valley. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Palm Valley under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Palm Valley’s investment process and investment strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. The Board noted that Palm Valley had been managing the Fund’s portfolio since its inception.

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2021

The Board evaluated the ability of Palm Valley, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Palm Valley’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Palm Valley is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance information as of June 30, 2021 as compared to its benchmark index, the S&P SmallCap 600 Total Return Index, noting the Fund underperformed the index for the year-to-date, one-year and since-inception periods ended June 30, 2021. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended April 30, 2021 as compared to a peer group derived from funds in the Morningstar, Inc. (“Morningstar”) US Fund Small Blend category (the “Performance Peer Group”). The Board noted that the Fund underperformed the Performance Peer Group average and median.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Palm Valley for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by Fund Services in consultation with Palm Valley. The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

The Board received and evaluated information about the nature and extent of responsibilities and duties, as well as the entrepreneurial and other risks, assumed by Palm Valley. The Board noted Palm Valley reported that it does not serve as an investment adviser or sub-adviser to mutual funds other than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees and Rule 12b-1 fees and fee waiver and expense reimbursement arrangements. The Board recognized that Palm Valley had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered

PALM VALLEY CAPITAL FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2021

the net operating expense ratio in comparison to the average and median ratios of the Expense Group. The Board noted the Fund’s net expense ratio was equal to the Expense Group median and slightly lower than the average ratio of the Expense Group. The Board received a description of the methodology and screening criteria used by Fund Services to select the mutual funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Peer Group may be imprecise, the comparative information assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio.

Based on its consideration of the factors and information it deemed relevant, including the features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Palm Valley’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2021. The Board recognized that Palm Valley was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Palm Valley expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Palm Valley’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board was advised that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Palm Valley continues to expand its operations and the Fund grows.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Palm Valley as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Palm Valley confirmed it had benefited firm-wide from research credits generated by Fund portfolio transactions over the past twelve months. Ancillary benefits could also include benefits potentially derived from an increase in Palm Valley’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Palm Valley, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Palm Valley were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

PALM VALLEY CAPITAL FUND

Statement Regarding Liquidity Risk Management Program (Unaudited)
December 31, 2021

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Palm Valley Capital Management LLC (the “Adviser”), the investment adviser to the Palm Valley Capital Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 22, 2021, the Board reviewed the Program Administrator’s written annual report for the period July 1, 2020 through May 31, 2021 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. Effective January 14, 2021, the Program Administrator elected to begin claiming the highly liquid minimum exemption. The Report further noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no other material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
December 31, 2021

TRUSTEES AND OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Counsel, Kohlberg Kravis	1	Independent
(born 1961)		Since	Roberts & Co. L.P.		Trustee,
		September	(2013 – 2015).		Listed Funds
		2015.			Trust
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee,
		September			First Western
		2015.			Funds Trust
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired. Chief Compliance	1	None
(born 1955)		Since	Officer, United Nations
		September	Joint Staff Pension Fund
		2015.	(2009 – 2017).

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1965)	Trustee	Since	U.S. Bank Global Fund
		July	Services (since 2007).
2021.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bank Global Fund	Applicable	Applicable
	Principal	July	Services (since 2005).
	Executive	2019.
Officer

Cullen O. Small	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1987)	President,	Since	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	January	Services (since 2010).
	and Principal	2019.
Financial
Officer

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bank Global Fund
	Compliance	2019.	Services (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bank Global	Applicable	Applicable
		June	Services Fund
		2019.	(since 2012).

Hailey S. Glaser	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2015);
		2019.	Audit Senior, Deloitte &
Touche LP
(2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Since	U.S. Bank Global Fund	Applicable	Applicable
		July	Services (since 2017);
		2019.	Lead Fund Accountant,
UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2021, the Trust was comprised of 9 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 9.26%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 7.56%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 100%.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 North Street NW
Washington, DC 20036

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2021 and December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$14,500	$14,500

Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Ryan Roell
Ryan Roell, President

Date    March 9, 2022

By (Signature and Title)      /s/Cullen Small
Cullen Small, Treasurer

Date    March 9, 2022